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                        DIAMOND TRIUMPH AUTO GLASS, INC.

          AMENDMENT OF THE EMPLOYMENT AGREEMENT BY AND BETWEEN DIAMOND
      TRIUMPH AUTO GLASS, INC. AND KENNETH LEVINE DATED AS OF NOVEMBER 17,
                             2003 (THE "AGREEMENT")

It is hereby certified that:

                  1. Diamond Triumph Auto Glass, Inc. (hereinafter called the "Corporation") and Kenneth Levine (the "Executive") mutually agree to amend the terms of the agreement by and between the corporation and the executive dated as of November 17, 2003

                  2. Section 4.1, Compensation, shall be amended effective March 15, 2004, for base salary as defined in the agreement. The new base salary shall be $52,000 per annum.

                  3. All other items in the agreement shall remain unchanged.

Signed on March 15, 2004

                                DIAMOND TRIUMPH AUTO GLASS, INC

                                BY: /s/ Richard Rutta
                                   -------------------------
                                    NAME: RICHARD RUTTA
                                    TITLE: CO-CHAIRMAN

                                     /s/ Kenneth Levine
                                    ----------------------
                                     KENNETH LEVINE